UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On March 22, 2013, Quicksilver Resources Inc. (the “Company”) issued a press release announcing that the Company has filed its 2012 Form 10-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
The press release contains a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. We presented adjusted net income for all periods presented in the press release to exclude the effect on net income of certain revenue, expense, gain and loss associated with items not typically included in published estimates, in order to enhance the user’s overall understanding of our current financial performance. As part of the press release, we provided a reconciliation of adjusted net income to net income, which is the most comparable financial measure determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Our management believes this non-GAAP measure provides useful information to both management and investors by excluding certain revenues and expenses that may not be indicative of our core operating results, and will enhance the ability of management and investors to compare our results of operations from period to period.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 19, 2013, the Company received notice from the New York Stock Exchange (the “Exchange”) notifying the Company that because it had not timely filed its Annual Report for the year ended December 31, 2012 (the “Annual Report”), pursuant to Section 203.01 of the Exchange’s Listed Company Manual, it is subject to the procedures under Section 802.01E.  On March 19, 2012, the Company notified the Exchange that it expected to file its Annual Report and issue its financial statements by the week of March 18, 2013.  The Company’s shares remain listed on the Exchange.  A copy of the letter from the Exchange is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 22, 2013.
99.2	Letter from the Exchange, dated March 19, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Cirone
John C. Cirone
Executive Vice President, General Counsel and Secretary

Date: March 22, 2013

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 22, 2013.
99.2	Letter from the Exchange, dated March 19, 2013